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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 1998 (August 17,
                                     1998)





                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                        Commission file number   1-11803


             Delaware                                           04-3164298
  (State or other jurisdiction of                            (I.R.S. Employer
  incorporation or organization)                            Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200



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Item 5.  Other Events.

    On August 17, 1998, American Pad & Paper Company (the "Company") issued a press release, which announced the first step in its restructuring plan. The Company will restructure its manufacturing facilities serving the continuous forms markets, including the consolidation of production for continuous forms from six facilities into two facilities. This press release is incorporated herein as Exhibit 99.10.

    On August 18, 1998, the Company announced the appointment of John Hill to the position of Vice President of the Ampad Division. This press release is incorporated herein as Exhibit 99.11.

Item 7.

Exhibits

99.10    Press release by the Company dated August 17, 1998.
99.11    Press release by the Company dated August 18, 1998.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Pad & Paper Company



September 1, 1998.                      /s/ James W. Swent, III
-----------------------------           ---------------------------------------
Date                                    James W. Swent, III
                                        Chief Executive Officer and
                                        Chief Financial Officer
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                              INDEX TO EXHIBITS


Exhibit No.               Description
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
99.10            Press release by the Company dated August 17, 1998.
99.11            Press release by the Company dated August 18, 1998.